UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 7, 2020
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PFS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Provident Financial Services, Inc. (“Provident”) on August 3, 2020, regarding the completion of its acquisition of SB One Bancorp (“SB One”) on July 31, 2020, pursuant to the Agreement and Plan of Merger, dated as of March 11, 2020, between Provident and SB One. As noted below, Provident has determined that the financial statements of SB One and the related pro forma information are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously reported, as contemplated under Rule 12b-2 of the Securities Exchange Act of 1934, as amended, in the Proxy Statement/Prospectus forming a part of Provident’s Registration Statement on Form S-4, as amended (File No. 333- 237842), initially filed on April 24, 2020 and declared effective by the Commission on May 7, 2020 (the “Registration Statement”). The unaudited pro forma financial information for the periods identified below are included for informational purposes.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Pursuant to General Instruction B.3 of Form 8-K, the financial statements of the acquired company, SB One, are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” financial statements were previously filed in the Registration Statement.

(b)    Pro Forma Financial Information.

Pursuant to General Instruction B.3 of Form 8-K, pro forma financial information with respect to the acquisition of SB One by Provident is not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, because “substantially the same” information was previously filed in the Registration Statement.

Notwithstanding the foregoing, unaudited combined condensed consolidated pro forma financial information of Provident as of and for the year ended December 31, 2019, giving effect to the acquisition of SB One is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(c)    Not Applicable.

(d)    Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma combined condensed consolidated information of Provident as of and for the year ended December 31, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

Date: October 7, 2020	By:	/s/ John Kuntz
John Kuntz
Senior Executive Vice President, Chief Administrative Officer and General Counsel